fIRST

first financial bancorp

FFBC
NASDAQ
GLOBAL SELECT

First Financial Bancorp

FDIC Assisted Acquisition of

Irwin Union Bank & Trust and

Irwin Union Bank, F.S.B.

September 21, 2009

Exhibit 99.2

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2

Forward-Looking Statement
Disclosure

This presentation should be read in conjunction with the consolidated financial statements, notes and tables in First Financial Bancorp’s most recent Annual Report on Form 10-K for the year ended December 31, 2008.

Management’s analysis contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risk and uncertainties that may cause actual results to differ materially. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to, management’s ability to effectively execute its business plan; the risk that the strength of the United States economy in general and the strength of the local economies in which First Financial conducts operations continue to deteriorate, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on First Financial’s loan portfolio, allowance for loan and lease losses and overall financial purpose; the ability of financial institutions to access sources of liquidity at a reasonable cost; the impact of recent upheaval in the financial markets and the effectiveness of domestic and international governmental actions taken in response, such as the U.S. Treasury’s TARP and the FDIC’s Temporary Liquidity Guarantee Program, and the effect of such governmental actions on First Financial, its competitors and counterparties, financial markets generally and availability of credit specifically, and the U.S. and international economies, including potentially higher FDIC premiums arising from participation in the Temporary Liquidity Guarantee Program or from increased payments from FDIC insurance funds as a result of depository institution failures; the effects of and changes in policies and laws of regulatory agencies, inflation, and interest rates; technology changes; mergers and acquisitions; our ability to successfully integrate the recently purchased banking centers of Peoples Community Bank, Irwin Union Bank and Trust Company, and Irwin Union Bank, F.S.B.; the effect of changes in accounting policies and practices; expected costs associated with recent FDIC-assisted transactions may be materially more than expected; adverse changes in the securities and debt markets; First
Financial’s success in recruiting and retaining the necessary personnel to support business growth and expansion and maintain sufficient expertise to support increasingly complex products and services; the cost and effects of litigation and of unexpected or adverse outcomes in such litigation; uncertainties arising from First Financial’s participation in the TARP, including impacts on employee recruitment and retention and other business practices, and uncertainties concerning the potential redemption of the U.S. Treasury’s preferred stock investment under the program, including the timing of, regulatory approvals for, and conditions placed upon, any such redemption; and First Financial’s success at managing the risks involved in the foregoing.

For further discussion on these and other factors that may cause such forward-looking statements to differ materially from actual results, refer to the 2008 Form 10-K and other public documents filed with the Securities and Exchange Commission (SEC), as well as the most recent Form 10-Q filing for the quarter ended June 30, 2009. These documents are available within the investor relations section of First Financial’s website at www.bankatfirst.com/investor and on the SEC's website at www.sec.gov.

3

Non-GAAP Information

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). First Financial’s management uses these “non-
GAAP” measures in their analysis of the Corporation’s performance.  First Financial’s management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant gains and charges in the current period.  The
Company believes that a meaningful analysis of its financial performance requires an understanding of the factors underlying that performance.  First Financial’s management believes that investors may use these non-GAAP financial measures to analyze financial performance without the impact of unusual items that may obscure trends in the Company’s underlying performance.  These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.  First Financial’s non-GAAP disclosures include cash basis results, which adjust GAAP performance to exclude the amortization of intangibles and purchase accounting mark-to-market adjustments.  First Financial’s management uses these measures to evaluate the underlying performance and efficiency of its operations. First
Financial’s management believes these measures reflect core trends of the business, excluding purchase accounting amortization that will cease in the future, while the acquired business will remain. Tangible common equity and Tier 1 common equity ratios are non-GAAP measures. First Financial's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation.  These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.

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Basis of Presentation

Analysis and discussion based on preliminary estimates from the FDIC unless otherwise noted and may materially change

Fair value calculations may materially change the actual values and results

Fair value work will be disclosed in 3Q financial results

Presentation is intended to illustrate concepts and the potential magnitude of value created for our shareholders

Further information on final values and expectations of future pro forma performance will be disclosed when available

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Transaction Overview

First Financial has purchased and assumed select assets and liabilities from the FDIC as receiver of Irwin Union Bank & Trust and Irwin Union Bank, F.S.B. (collectively “Irwin”)

Transaction excludes non-performing loans, ORE, acquisition, development &
construction loans (“ADC”) and residential & commercial land loans

FFBC has received additional indemnifications from the FDIC

Purchasing assets which include an estimated $2.5 billion of assets covered by FDIC loss share protection

No first loss position

80% of losses covered up to the stated threshold of $636 million; 95% of losses covered thereafter

Realized losses expected to be in-line with or less than FDIC stated threshold

Assuming approximately $2.5 billion in deposits

All regulatory approvals received

Both institutions seized on September 18, 2009

Branches opened for normal business hours on Saturday, September 19, 2009

Barclays Capital Inc. served as exclusive financial advisor and Squire, Sanders & Dempsey
L.L.P. as legal counsel to First Financial in connection with this transaction

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Transaction Rationale

Accelerates growth strategy

Adding Irwin’s 12 Indiana branches; the pro forma franchise will rank 5th by deposit market share in Indiana according to FDIC deposit data

Branches in Michigan (4), Nevada (3), Arizona (2), California (2), Kentucky (1), Missouri (1),
New Mexico (1) and Utah (1) will be evaluated for long-term strategic fit

Loan portfolio was purchased in a modified offering by the FDIC in which non-
performing loans, ORE, ADC and residential & commercial land loans were excluded

Anticipated cost savings and integration expenses evaluated in the context of the complexity of the institution acquired and the compliance process required for an assisted transaction – refinements to occur over time

Acquisition will be accretive to earnings and book value

Loss sharing and asset purchase discount limit the downside risk of transaction

Not expected to require additional capital and will likely remain well positioned to repay
CPP when appropriate

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Loss Share Covered Assets

Cash (at book value), securities (at fair market value) and other tangible assets

Uncovered
Assets

FDIC stated threshold of $636 million, no first loss position

FDIC assumes 80% of losses between $0 and $636 million

FDIC assumes 95% of losses over $636 million

Total pre-tax First Financial portion of stated threshold (20% of $636 million) is significantly less than the asset discount

Loss Share
Agreement

Estimated $2.5 billion of covered assets

Excludes non-performing loans, ORE, acquisition, development &
construction loans (“ADC”) and residential & commercial land loans

Loss Share
Covered Assets

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Value Creation for Shareholders

Summary of Estimated Key Deal Terms

$220

2

Maximum Possible Loss

$127

FFBC Loss at Stated Threshold

$14

1

Deposit Premium

$652

Asset Discount

$2,500

Covered Assets

($ in millions)

Estimated based on information received from the FDIC and Company estimates.

1.

Based on FFBC’s bid of a 1% deposit premium on $1.4 billion of core deposits at Irwin Union Bank and Trust per FDIC provided data.  No deposit premium paid for the deposits of
Irwin Union Bank F.S.B.

2.

Assuming 100% loss on covered assets.

FDIC Stated Loss Threshold as a
percent of estimated Covered
Assets = 25.44%

($ in millions)

FDIC Stated Loss Threshold

$636

FFBC Share @ 20%

127

FDIC Share @ 80%

509

Max. Additional Losses

$1,864

FFBC Share @ 5%

93

FDIC Share @ 95%

1,771

Maximum Possible Loss

2

$220

Estimated Maximum Credit Loss Exposure

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Value Creation for Shareholders

1

2

Higher fair value on loan portfolio = higher
value creation

Performing loans may have higher value than
the illustrated loss share threshold assumed
loss amounts

Restructuring costs will reduce the value
creation

Estimated Value Creation

$341

After-tax Value Created

$525

Pre-tax Value Created

509

FDIC Indemnification Asset

(636)

Fair Value Adjustment

$652

Asset Discount

($ in millions)

Estimated based on information received from the FDIC and Company estimates.

1.     Amounts will change based on fair value adjustments.

2.     FDIC indemnification asset calculated based on expected loss share payments to FFBC (80% of mark).

Value creation will be allocated between
immediate gain as a result of negative goodwill
and yield enhancement over time on covered
assets

Calculations and conclusions based on current
accounting rules and sample fair values – actual
fair values may be materially different

($ in millions)

Value

% of Loans

$ Adj.

Created

25.5%

636

341

Fair Value Adjustment to Loans

Estimated Impact of Fair Value

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Capital Ratios

Pro forma capital ratios inclusive of the Peoples and Irwin transactions will be significantly above regulatory “well capitalized” thresholds.

10.0%

6.0%

5.0%

4.0%

N/A

Regulatory
“Well-Capitalized”

Greater than 14.0%

11.6%

Tier 1
Common

16.0%

14.8%

12.0%

9.1%

Capital Ratios

As of Q2 ‘09

Greater than 16.0%

Total
Capital

Greater than 15.0%

Tier 1
Capital

Greater than 9.0%

Tier 1
Leverage

Greater than 7.0%

TCE / TA

Expected Ratios

As of Q3 ‘09

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first financial bancorp

Top 10 Indiana Counties by Market Share

County	Deposits ($000)	Market Rank	Market Share	Offices
Bartholomew	$2,004,877	1	79.7 %	10
Blackford	48,601	2	42.8	2
Carroll	64,372	2	27.9	3
Ohio	17,440	3	21.0	1
Jennings	49,206	3	19.3	2
Wabash	49,700	3	14.3	4
Dearborn	107,269	4	12.2	3
Decatur	58,044	4	12.1	1
Fulton	31,298	4	11.8	2
Shelby	64,813	4	11.4	1
State				
Indiana	$3,478,278	5	3.9 %	

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Market Expansion

Pro Forma Branch Footprint

Pro Forma Deposit Market Share 1

1.

Based on FDIC branch/deposit data as of June 30, 2008. Total deposits in Indiana and Bartholomew include approximately $1.0 B in corporate deposits. Excluding corporate deposits, the pro forma entity would rank #8 in Indiana and continue to rank #1 in Bartholomew.

IN

First Financial Bank banking centers prior to People and Irwin banking center purchases

Banking centers acquired from Irwin on 8/28/09

Banking centers acquired from Peoples

Banking centers acquired from Irwin on 9/18/09

Pro forma First Financial will be in 24 counties in Indiana

Deposits of $983 million in counties not listed above of which approximately 50% are in Lake County where we have a
6.6% market share and are ranked 7th

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Seizing the Opportunity

Growth without share
dilution

Loss sharing to lessen risk
profile of loan portfolio

Emerging as a profitable
and safe regional player

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($ in billions except per share)

6/30/2009

Estimated Pro

Forma for Recent

Acquisitions

6/30/2009

Assets

$3.8

Greater than $7.0

Loans

$2.9

Greater than $5.0

Deposits

$2.8

Greater than $5.0

Ohio Branches

49

64

Indiana Branches

30

49

TCE/TA

9.1%

Greater than 7.0%

Common Shares

Outstanding

51.4 million

51.4 million

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Total loans of approximately $2.5 billion

Acquired only performing loans

Weighted average interest rate: 6.61%

First Financial is not acquiring

Non-performing loans

ORE

Acquisition, Development & Construction loans (“ADC”)

Residential & Commercial Land Loans

Deposits

($ in millions)

Per most recent data provided by the FDIC.

1.    Based on GAAP 1H ’09 cost of interest bearing deposits.

Irwin Deposit & Loan Composition

Loan Portfolio

($ in millions)

39.4%

8.0%

0.6%

50.3%

0.6%

1.0%

Commercial & Industrial

Single Family Residential

Consumer

Commercial Real Estate

Land

Other

Total deposits of approximately $2.5 billion

Expect to reprice deposits appropriately for First Financial and customers

Weighted average interest rate: 2.71% 1

Time Deposits

12.3%

25.3%

5.0%

57.3%

DDA

NOW

Savings

Time Deposits

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Recent Acquisitions

Purchased ~$145
mm in select
performing
commercial and
consumer loans

Purchased 19 banking
centers, ~$538 mm in
deposits and ~$436
mm in loans from
Peoples in FDIC-
assisted transaction

Purchased 3 banking
centers in Indiana
from Irwin, ~$85 mm
in deposits and ~$41
mm in select
performing
commercial and
consumer loans

Purchased 27
banking centers,
~$2.5 bn in deposits
and ~$2.5 bn in loans
from Irwin in FDIC-
assisted transaction

Successfully
integrate recent
transactions and
continue to evaluate
opportunities in this
dislocated market

Irwin

Sept. 18, 2009

Irwin Branches

August 28, 2009

Peoples Community
July 31, 2009

Irwin Loans

June 30, 2009

Future

Recent acquisitions supplement
organic growth strategy in core
markets

Transactions met all internal criteria

Core philosophy & strategy
remains unchanged

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Integration

First Financial recently acquired 3 branches from Irwin and is familiar with its people, operations and systems facilitating a seamless transition

Depositors in all Irwin branches have access to their funds

Will not be disruptive to on-going integration of Peoples Community Bank

Branches will be integrated into First Financial’s existing banking network and reviewed for long-term strategic fit

Branches will be locally managed by First Financial and Irwin’s team of experienced bankers with centralized support

First Financial will leverage Irwin’s experienced banking professionals and offer a broad array of banking products and services to Irwin’s customer base including those of First
Financial Wealth Resource Group

Building a robust team to manage FDIC loss share compliance

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Well-Positioned Franchise

Strong market share in strategic
markets

Low risk balance sheet

Capital and liquidity significantly
exceed amounts necessary to be
classified as well-capitalized

Solid loan and deposit growth

Credit metrics remain relatively strong
compared with industry and peer
levels

Well-positioned to endure the
economic challenges

Experienced management focused on
driving results

Maintained focus on expense control
and efficiency

Strong commitment to growth

Effective management of all risks

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Conclusions

Accelerates strategic expansion in Indiana moving First Financial into the top 5 by deposit market share 1

Transaction will be accretive to earnings and book value with conservative assumptions

Loss sharing and asset discount provide credit risk protection and sufficient value to manage the operational complexities

Integration will be seamless to customers of Irwin and is already in process

Integration of Peoples Community on track and acquisition will not be disruptive to that process

Pro forma capital ratios expected to be well in excess of regulatory minimums

Company continues to evaluate its participation in CPP

1.

Based on FDIC branch/deposit data as of June 30, 2008.

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